                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           EDEN BIOSCIENCE CORPORATION
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               WASHINGTON                                          91-1649604
------------------------------------------          -----------------------------------------
(State of Incorporation or Organization)              (I.R.S. Employer Identification No.)


     11816 NORTH CREEK PARKWAY NORTH
           BOTHELL, WASHINGTON                                     98011-8205
------------------------------------------          -----------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

If this form relates to the registration            If this form relates to the
of a class of securities pursuant to                registration of a class of securities
Section 12(b) of the Exchange Act and is            pursuant to Section 12(g) of the
effective pursuant to General                       Exchange Act and is effective pursuant
Instruction A.(c), please check the                 to General Instruction A.(d), please
following box.     [ ]                              check the following box.    [X]


Securities Act registration statement file number to which this form relates:
333-41028

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                          Name of Each Exchange on Which
           to be so Registered                          Each Class is to be Registered
           -------------------                          ------------------------------
                   None

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0025 par value per share
                  -------------------------------------------
                                (Title of Class)





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                             Exhibit Index on Page 4
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The description of the common stock being registered set forth under the caption "Description of Capital Stock" in the prospectus contained in the registrant's Registration Statement on Form S-1, File No. 333-41028, as originally filed with the Securities and Exchange Commission on July 7, 2000 or as subsequently amended (the "Registration Statement"), is incorporated by reference in response to this item.

ITEM 2.  EXHIBITS

        The following exhibits are filed as a part of this Registration
Statement:

Exhibit No.      Description
-----------      -----------
       1         Restated Articles of Incorporation of the registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

       2         Third Amended and Restated Bylaws of the registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).



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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EDEN BIOSCIENCE CORPORATION


                                          /s/ JERRY L. BUTLER
                                          --------------------------------------
                                          Jerry L. Butler
                                          President, Chief Executive Officer
                                          and Director
                                          (Principal Executive Officer)

Dated:  September 11, 2000



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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
       1         Restated Articles of Incorporation of the registrant
                 (incorporated by reference to Exhibit 3.1 to the Registration
                 Statement).

       2         Third Amended and Restated Bylaws of the registrant
                 (incorporated by reference to Exhibit 3.2 to the Registration
                 Statement).



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